UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2009

ITT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Westchester Avenue White Plains, New York	10604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Not Applicable
(Former name or former address, if changed since last report)

Item 8.01     Other Events.

On May 6, 2009, the Company issued a press release announcing the appointment of Frank R. Jimenez as General Counsel of the Company, effective June 8, 2009.  Mr. Jimenez was previously General Counsel of the Navy, a post he held from 2006 to the present. Prior to that position, Mr. Jimenez served in the Office of the Secretary of Defense (2005-2006) and as Principal Deputy General Counsel for the Navy (2004-2005).  Mr. Jimenez will succeed Vincent A. Maffeo, who is retiring from the Company after a 32 year tenure.

A copy of this press release is attached and incorporated by reference herein as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

 99.1  Press release dated May 6, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION

		By:	/s/ Kathleen S. Stolar
Kathleen S. Stolar

		Its:	Vice President, Secretary and Associate General Counsel

Date:	May 6, 2009

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